Exhibit 10.15

FIRST AMENDMENT TO

PURCHASE AND SALE AGREEMENT

This First Amendment to Purchase and Sale Agreement (“First Amendment”) is executed as of the 19th day of September, 2011 by and between EQUASTONE PALISADES I, LLC, EQUASTONE PALISADES II, LLC, EQUASTONE PALISADES III, LLC, EQUASTONE GREENWAY I, LLC, EQUASTONE GREENWAY IA, LLC and EQUASTONE GREENWAY II, LLC (collectively, the “Sellers”) and JP REALTY PARTNERS, LTD., a Texas limited partnership (“Purchaser”) and constitutes a part of that certain Purchase and Sale Agreement between the parties dated August 4, 2011 (the “Agreement”). All capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement.

1.      Section 1.1.4 of the Agreement is hereby amended to read in its entirety as follows:

“1.1.4        Earnest Money.   $200,000.00 (the “Initial Earnest Money”) including interest thereon, to be deposited in accordance with Section 3.1, plus $1,300,000.00 (the “Additional Earnest Money”), plus interest thereon to be deposited, pursuant to Section 3.1.”

2.      Section 1.1.13 of the Agreement is amended to read in its entirety as follows:

“1.1.13      Inspection Period.   The period beginning on the Effective Date and ending September 30, 2011.”

3.      Section 1.1.14 of the Agreement is hereby amended to read in its entirety as follows:

“1.1.14      Closing Date.   October 31, 2011.”

4.      The first sentence of Section 7.3 of the Agreement is hereby amended to read in its entirety as follows:

“7.3           Seller’s Deliveries in Escrow.   Within forty-eight (48) hours prior to the Closing Date, each Seller shall deliver into escrow to the Escrow Agent the following with respect to each Property:”

5.      The first sentence of Section 7.4 of the Agreement is hereby amended to read in its entirety as follows:

“7.4        Purchaser’s Deliveries in Escrow.   Within forty-eight (48) hours prior to the Closing Date, Purchaser shall deliver into escrow to the Escrow Agreement the following:”

6.      Seller agrees to allow Purchaser and its auditors reasonable access during normal business hours to the income statement and supporting books and records of each of the Properties for the most recent fiscal year and the most recent year to date interim period at the Seller’s Management offices (or otherwise) to conduct audits or tests under Rule 3-14 of Regulation S-X of the Securities Exchange Act of 1933 due to the fact that the Purchaser’s partner is a publicly held entity.”

7.        Purchaser hereby understands and agrees that Seller makes no representation or warranty as to the accuracy, completeness or integrity of the information provided to Purchaser or its agent under Section 6 above. Such information is unaudited, prepared for Seller’s internal use and is provided to Purchaser only for its convenience and without any representation of warranty.

8.        Except as expressly set forth above, Purchaser and Seller, by the execution hereof, hereby acknowledge that the Agreement remains in full force and effect. This First Amendment shall control in the event of any conflict with the other provisions of the Agreement.

9.        This First Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which will constitute the same agreement. Any signature page of this First Amendment may be detached from any counterpart of this First Amendment without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this First Amendment identical in form hereto but having attached to it one or more additional signature pages.

10.        Facsimile copies of this First Amendment or copies of this First Amendment delivered by electronic mail as a Portable Document Format (Adobe Acrobat) (also known as a PDF) attachment to such electronic mail, shall be considered for all purposes as originals and binding on the parties that executed them.

[SIGNATURES ON FOLLOWING PAGE]

SELLER:

EQUASTONE PALISADES I, LLC,

By:	/s/ Authorized Signatory
Authorized Signatory
Title:

EQUASTONE PALISADES II, LLC,

By:	/s/ Authorized Signatory
Authorized Signatory
Title:

EQUASTONE PALISADES III, LLC,

By:	/s/ Authorized Signatory
Authorized Signatory
Title:

EQUASTONE GREENWAY I, LLC,

By:	/s/ Authorized Signatory
Authorized Signatory
Title:

EQUASTONE GREENWAY IA, LLC,

By:	/s/ Authorized Signatory
Authorized Signatory
Title:

EQUASTONE GREENWAY II, LLC,

By:	/s/ Authorized Signatory
Authorized Signatory
Title:

PURCHASER:

JP REALTY PARTNERS, LTD., a Texas limited partnership

By:	Trevmar, LLC,
General Partner

	By:	/s/ Mark D. Jordan
Mark D. Jordan, President

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